UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Rocky Mount, North Carolina  27804
(Address of principal executive offices)  (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end:  August 31

Date of reporting period:   February 28, 2021

Item 1. REPORTS TO STOCKHOLDERS.

FOR THE PERIOD SEPTEMBER 1, 2020 – FEBRUARY 28, 2021 (UNAUDITED)

SEMI-ANNUAL REPORT
Roumell Opportunistic Value Fund

Institutional Class Shares

Roumell Asset Management, LLC

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Roumell Opportunistic Value Fund (the "Fund"). The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

The Roumell Opportunistic Value Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Roumell Opportunistic Value Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Semi-Annual Report that reflect projections or expectations of future financial or economic performance of the Roumell Opportunistic Value Fund (the “Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at https://docs.nottinghamco.com/Roumell or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on the Roumell Opportunistic Value Fund:

See Our Web site @ roumellfund.com
or
Call Our Shareholder Services Group at 800-773-3863.

Roumell Asset Management, LLC

2 Wisconsin Circle, Suite 640
Chevy Chase, Maryland 20815

P: 301-656-8500 F: 301-656-8501
www.roumellasset.com

February 28, 2021

In June 2015, I wrote a letter to our clients titled, “Returning Home – A Note from Jim Roumell.”  It was a period of sober reflection, as twelve years of strong relative and absolute performance was replaced by a three-year period (2013 – 2015) of significant portfolio underperformance, driven by style-drift, motivated by a desire to create a more scalable investment firm capable of managing a billion dollars.
The letter articulated two major themes: a return to our historical micro-small cap deep-value investment style, with a private-equity-like approach, applied to the public markets and with me as the sole final portfolio decision maker.
In mid-2020, we updated these two themes with an additional one – managing a more concentrated portfolio employing our work product.  To wit, we articulated moving our portfolio from one with position weightings of 3% to 5% to one with 5% to 7%.  In fact, the primary driver behind RAMSX’s recent performance is our decision to put a greater portfolio focus on high-conviction ideas.  Consequently, in mid-2020, we increased several core positions by 100% to 300%.
It’s been five years since the “Returning Home” letter, and I’m happy to report that the changes implemented to “return home,” and to increase position size, have, in our opinion, worked well.  To wit, our Lipper ranking in our investment category (Moderate Allocation) is in the top 1% for the past 1, 3 and 5 year periods as of February 28, 2021 (over 100 funds in the category).  Our 10 year Lipper ranking, still impacted by the 2013 to 2015 period, places us in the 50th percentile (over 100 funds in the category for this time period).
The firm could not have accomplished what it has in the past five years without the steady, and extremely hard-working hands, of Craig Lukin (now in his 19th year with RAM), and Tom Gandolfo (now in his 5th year with RAM).  While I may be sole ultimate decision-maker, a portfolio manager (PM) must have first-rate analytical research input.  Moreover, the team must work well together in order to maximize each individual’s strengths. In fact, the numbers reflect Craig and Tom’s significant research contributions in both playing offense (buying decisions), and defense (avoiding tempting, but too risky situations).  As PM, my job, most succinctly, like an insurance underwriter, is to price risk.  I couldn’t be better served.

Please see the table below for the Fund’s historical performance information through the calendar quarter ended March 31, 2021.
Average Annual Returns (Unaudited) Period Ended March 31, 2021	Past 1 Year	Five Year	Ten Year	Since Inception[1]	Gross Expense Ratio[2]	Net Expense Ratio[3]
Roumell Opportunistic Value Fund–Institutional Class Shares	113.32%	19.48%	6.95%	6.98%	1.32%	1.27%
Russell 2000 Value Index	97.05%	13.56%	10.06%	10.48%	N/A	N/A
Barclays Capital U.S. Government Credit Index	0.86%	3.36%	3.70%	3.64%	N/A	N/A
60% Russell 2000 Value Index, and 40% Barclays Capital U.S. Government Credit Index	58.26%	10.35%	7.99%	8.20%	N/A	N/A
S&P 500 Total Return Index	56.35%	16.29%	13.91%	14.18%	N/A	N/A
# of funds in Lipper category	133	123	108	137	N/A	N/A

The quoted performance data represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please visit https://docs.nottinghamco.com/Roumell or call the Fund at (800)773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.

1The Fund’s inception date is December 31, 2010.
2Gross expense ratio as of the Fund’s most recent Prospectus dated January 1, 2021 and includes Acquired Fund Fees and Expenses.
3 Net expense ratio is as of the Fund’s most recent Prospectus dated January 1, 2021 and includes Acquired Fund Fees and Expenses. The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its management fees and assume other expenses of the Fund in an amount that limits the Fund’s annual operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor)) to not more than 1.23% of the average daily net assets of the Fund through January 1, 2022. The Expense Limitation Agreement may be terminated by the Board of Trustees of the Trust at any time. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.
Where do we go from here?
We are committed to sourcing well-capitalized, deeply undervalued securities that typically screen poorly wherein the investment edge lies in 1) superior information 2) superior analysis and/or 3) superior temperamental sturdiness, i.e., a willingness to invest against the consensus, anchored in a fundamentally variant view.  We remain – generally speaking – uninterested in “great” companies, even if they’re decently priced.  It’s not what we do, and we believe it’s not why shareholders invest in the Fund.  “High uncertainty,” Seth Klarman noted, “is frequently accompanied by a low price.” Uncertainty is usually not present in great companies. Our investment returns have been achieved by investing in companies rarely experiencing GAAP earnings or easy-to-see positive underlying dynamics.  In fact, for those not inclined to dig beneath the surface, preferring to essentially stop at the reported numbers, the immediate outlooks of our investments often appear to be muddled.
America’s motto is, “Give me your tired, your poor, your huddled masses yearning to breathe free.” RAM’s motto is, “Give me your well-financed out-of-favor, overlooked and misunderstood companies, yearning to be recognized for their assets, IP and future potential.”

We will remain cognizant of macro-economic factors.  However, we will continue to dedicate our time to bottom-up, fundamental, individual security analysis.  Ideally, we don’t want to be “market dependent” for our return. My mentor, Marty Whitman, once noted, “The unique advantage of value investing is you don’t need the market for a bailout.  If you’re doing it right, there’s going to be a lot of mergers, acquisitions, contests for control and refinancing that pay you.”
We have long prided ourselves on having built an enviable network of industry executives and thought leaders, and other like-minded deep-value managers, as we go about our work of sourcing well-capitalized, deeply mispriced securities.  In 2020, perhaps as a result of COVID-19, and the additional time spent “working the phones,” we added to our network in a material way.
We will – as always – look to better execute our strategy driven by better data, information, reasoning and temperamental steadiness.  As we have often said, we are looking to identify companies that we would take private in a “heartbeat.”  We act and think independently – that’s at the core of what we do.
Volatility is part of the price typically paid to owning our small/micro-cap securities.  Every strategy has its warts. Many strategies, in my opinion, cannot clearly make a case for adding investment value and differentiation, and, thus, indexing is likely the best way to go.  We cannot control Mr. Market’s moods as it pertains to our investments, and being overly consumed with his mood, particularly vengeful toward micro-caps on occasion, is a waste of time.  We know what we do well, and we will not stray (again) from that simple, but often long to recognize, insight. Charlie Munger said it best, “The single most important thing is to know where you are competent, and where you are not.  The human mind tries to make you believe you are smarter than you are.”
To be clear, we do not preclude ourselves from buying larger companies, they just rarely offer us an opportunity to add investment value, in our opinion. If the data points are fairly straightforward, if the business is relatively stable, and there are a large number of people pricing the security, what’s the chance we’re going to add meaningful investment value?  One of the great investors who influenced my own thinking, Irving Kahn, noted, “Investing is about finding prospects that grow your capital, not always finding companies that will grow.”
The Good Book says, “There is a time for everything,” i.e., for planting and for harvesting.  There has been a significant amount of recent harvesting, the result of a number of situations working out, such that our cash level today is roughly 45%. Our cash level, at the point of maximum planting in 2020, dropped to the 15% level.  We believe we must maintain a 15% to 20% cash level at all times in order to properly manage the fund’s liquidity needs (RAMSX offers daily liquidity) given our focus on less liquid areas of the market.  However, three 7% positions would get us close to fully invested, given our focus on managing a more concentrated fund.

We will remain opportunistic investors, thus investment decisions will always be driven by sourcing compelling individual security candidates, not providing 24/7 market exposure. For us, while we do not sell-short, or use other hedging strategies, we view cash as a strategic tool.  To wit, having ample dry powder, at highly opportunistic moments, has served us well, and we believe it will in the future, too.
We have recently initiated three new positions and several more are “on-deck” while we do further work or simply wait for better pricing.  We have little doubt that we will secure new ideas and be able to put our capital to work because someone, somewhere, is acting irrationally.  We just need to work hard and be patient.  As is typical for us, we would expect to re-invest back into previously exited positions that decline to what we view as once again attractive entry points.
This year I turn 60.  Can’t believe it.  Seems like yesterday my brother Steve and I were playing baseball, football or hockey, depending on the season, in the park across the street from 20116 Lyndsey in Detroit, MI.  In the summertime, we woke up in the morning and played outside for most of the day.   In the winter, the walks home from school could take hours as snowball fights or sneaking onto the back of car bumpers for a ride down a snowy street took place.
At this point, I’ve made just about every investment mistake in the book: underestimating the stress/outlook of a business, compromising on balance sheet strength, stretching for return, and overestimating the competence and/or integrity of company insiders.  Feeling pressure to “get invested” is another one.  It is my hope to leverage these experiences, benefiting from greater pattern recognition ability, and the strengthening of my own instincts, to make the decade of my 60s my best.  Of course, we will falter, and we will be wrong, in some of our judgments.  The past six months’ performance has been unusually strong, so it should not be viewed as “normal.”
We, along with other investors, were aided – big time – by the role Uncle Sam played in reinflating security prices last year, as a consequence of its massive intervention in the economy, coming both from Federal Reserve bond buying and Congressional policy actions.  We’re also mindful of the fact that the market “melt-up” may be the result of the deep and widespread faith that monetary and fiscal policy will come to the rescue and cure every economic shock.  A friend recently told me of a doctor friend of his who owns stocks on margin because of this person’s strong belief that “the government, ultimately, won’t let the market fall.”  He’s been right for some time, but how many times can that dynamic play out?

Our Top Holding – GSI Technologies, GSIT
We made our first purchase of GSIT common in September 2016, shortly after the company purchased Israeli software company MikaMonu.  The investment thesis rested on a cash-rich company, possessing a market leading position in its legacy, albeit declining, SRAM chip business, with terrific investment optionality on its highly differentiated emerging Associative Processing Unit (APU) AI chip.  GSIT was introduced to us by a client who knew the underlying potential of MikaMonu’s technology.
While we underestimated the time to bring its Associative Processing Unit (APU) chip to market, the highly patented first-generation Gemini-I chip is now ready for prime time.  In our opinion, investors appear to underestimate the value embedded in GSIT’s artificial intelligence (AI) intellectual property.  We believe the company has made extraordinary strides in developing a genuinely unique AI chip.
AI chips can be broadly broken into two segments: Training and Inference.  Investors, thus far, have primarily focused on training, as it comes first in the pecking order of the industry, e.g., NVIDIA.  Once something is “trained,” that training needs to be implemented, i.e., applied in the real world often requiring the searching of super-large sets of data.
GSI has built the ultimate solution for searching trained databases, the Gemini® APU. Gemini is a memory-centric associative processing unit designed to deliver performance advantages for diverse search applications. Gemini's architecture breaks the Von Neuman model, the foundation of computing since the 1940s. Featuring parallel data processing with two million-bit processors per chip, Gemini performs searches in trained databases more rapidly and efficiently than current solutions. Gemini's massive in-memory processing reduces computation time from minutes to milliseconds, even nanoseconds, and excels in billion item database search applications, like facial recognition, drug discovery, Elasticsearch, and object detection.
Gemini's revolutionary, in-memory processor delivers faster search outcomes, with a scalable architecture that uses dramatically less power. With parallel processing in the memory array, the APU removes other processors' limitations, such as CPU's, often used in search applications today. In-memory computing means that data and responses are no longer required to travel back and forth between the processor and the memory, as in the CPU architecture. All processing happens in the Gemini memory array. Gemini's scalable format, smaller footprint, and significantly lower power consumption make it an ideal solution for edge applications where rapid, accurate responses are critical.
GSIT’s APU's sweet spot lies in "feature matching" i.e., finding "John" among thousands of faces walking through Heathrow Airport quickly and accurately. Or in drug discovery, in identifying the best match of combination of molecules among a database of billions of molecules. The APU searches the vectorized database for similar features. Unlike CPU-based searches, where the Von Neumann computing model limits speed and scalability, the APU's parallel processing in the memory array removes speed and power consumption limitations to provide faster, more accurate results. With its scalability, Gemini can do more searches simultaneously, which means lower costs and better outcomes for large database search applications.

Below is an interview I did with GSIT at our 2016 Investor Day.  Last year, we took our position up materially and it’s now roughly 8% of our fund.   We currently own about 6% of the company (insiders own 35%).  We will likely own our GSIT shares until a future sale, given liquidity constraints.
https://www.roumellasset.com/investor_day_2016.htm
The Israeli equivalent to the United States’ Defense Advanced Research Projects Agency (DARPA) is the Ministry of Defense Administration for the Development of Weapons & Technology (MAFAT), which appears to agree with our long-held belief that GSIT’s technology is special.  MAFAT regularly runs “contests” in order to basically crowdsource best in breed emerging technology companies.  GSIT recently submitted its first entry and came in 1st place.
https://ir.gsitechnology.com/news-releases/news-release-details/gsi-technology-takes-home-first-prize-mafat-radar-challenge
In our 2016 write-up, we wrote:
“MikaMonu’s cutting-edge, patent-protected, associative computing technology is a new computing model moving from serial data processing (where data is moved back and forth from the processor to the memory) to parallel data processing (where computation and search occur directly in the main processing array).”
MikaMonu’s software, combined with GSIT’s hardware capabilities, has resulted in the company’s new Gemini line of chips.
In one of GSIT’s papers, it makes the following claim, “BIOVIA Pipeline Pilot requires 10 minutes to perform a search on a 38 million molecule database, each record of 512 bits.  The APU can perform the same search in fractions of a second.”  We understand that the company is in discussions with BIOVIA, a leading pharmaceutical software development platform company.
BIOVIA is a software company headquartered in the United States, with representation in Europe and Asia. It provides software for chemical, materials and bioscience research for the pharmaceutical, biotechnology, consumer packaged goods, aerospace, energy and chemical industries.

In fact, GSIT’s collaboration with Israel’s Weizmann Institute of Science, is growing.  As of 2019, 6 Nobel laureates and 3 Turing Award winners have been associated with the Institute. In August, the company announced the Institute’s use of its Gemini-1 APU in its efforts in Coronavirus research. https://www.globenewswire.com/news-release/2020/08/06/2073971/0/en/Weizmann-Institute-Using-GSI-Technology-s-Gemini-I-APU-to-Accelerate-Search-for-Coronavirus-Treatments.html
The company’s Weizmann collaboration dates back to 2018.  https://www.globenewswire.com/news-release/2018/10/04/1604799/0/en/GSI-Technology-and-Weizmann-Institute-of-Science-Announce-Collaboration-on-Cheminformatics-Research.html
In April 2020, the company published Gemini-I performance results of query-by-query similarity search on datasets up to one billion items.  This was the first published record of 1 millisecond latency with over 92% accuracy on a billion-item dataset.  Further, the company noted, “Gemini-I provides superior total cost of ownership results with the smallest system footprint and lowest power usage.”
What’s GSIT’s Gemini chip platform worth?  We don’t know exactly, but we’re confident it’s significantly greater than what is implied in today’s enterprise value.  GSIT is not a quick revenue growth story.  We do not expect any meaningful Gemini revenue in 2021; rather, we expect more announcements highlighting expanded use cases and confirmation of the company’s unique IP.  Two recent pre-revenue AI chip acquisitions underscore our belief: Intel purchased Nervana Systems for $400 million in 2016 and last year purchased Israeli Habana Labs for $2 billion (Crunchbase data reported Habana having an estimated $2 million in revenue).  GSIT has previously indicated that it believes its technology is superior to Nervana’s IP. https://www.crn.com/what-intel-s-habana-labs-deal-could-mean-for-its-nervana-ai-chips
Karl Ackerman, Cowen’s highly regarded semiconductor analyst, recently wrote, “We view companies with compute-capable memory as well-positioned to capture market share for the Edge devices that require extremely power-efficient performance.”  Of course, GSIT is likely much too small for Mr. Ackerman to cover.  In fact, GSIT is (lightly) followed by one sell-side firm.  Simply put, it’s small, not particularly liquid, and doesn’t need capital.
We believe GSIT is ultimately an acquisition target as larger chip makers, with marketing heft and resources, look to acquire chip technologies to enter the AI inference space or strengthen their position in this growing market segment.  An acquiror would also get access to GSIT’s 103 patents.
In our opinion, what makes GSIT an exceptional investment candidate is its price vs. value proposition.  With 23.8 million shares outstanding, the company’s market cap is about $167 million, based on an $7/share market price.  GSIT has $62 million in cash, resulting in an enterprise value of roughly $105 million.  GSIT has financed its Gemini R&D spend solely out of operations and has remained free cash flow positive for the past several years, a stunning accomplishment for a small tech company (Covid did negatively impact GSIT in 2020 and the company burned cash for the first time in several years).

GSIT has an asset that will likely be appreciated by an acquirer not needing the company’s office space.  In 2010, the company purchased its headquarters   We estimate the company’s building is worth roughly $13 million ($300/sq ft).
"Our executive offices, our principal administration, marketing and sales operations and a portion of our research and development operations are located in a 44,277 square foot facility in Sunnyvale, California, which we purchased in fiscal 2010."
Further, at GSIT’s current share price, outstanding options (something we always weigh, particularly in Silicon Valley tech companies) are not dilutive in any meaningful way.  As of September 30, 2020, there were 8.5 million options outstanding.  These options were granted at various exercise prices ranging from $4.06 to $9.20.  The weighted average exercise price for all outstanding options at September 30, 2020 was $6.17.
Given the current price of $7.00, the option dilution is modest.  If all options were exercised today at current market of $7.00, the dilution would only approximate 1.0 million shares (4.2%).  Dilution increases as share price increases.  For example, if they were all exercised when market price was $10, the dilution would approximate 3.3 million shares (13.9%).
Lastly, GSIT does own and operate its legacy SRAM business (highly concentrated customer base), but has indicated this business unit’s decline is anticipated to be offset by its emerging Radiation Hardened and Radiation Tolerant chips and should ultimately be looked at as a flat to slightly growing business, but with better than historical margins.  These chips’ end markets are aerospace and defense and the company’s most recent presentation indicates an ASP of $30K with 85% gross margins.   We value the company’s legacy business at roughly $50 to $75 million; FY ’20 revenue $43 million; FY ’19 revenue $51 million; FY ’18 revenue $43 million.  FY 2021 revenue will be down primarily driven by DoD’s delay in certifying aspects of the company’s new RAD Hard and RAD Tolerant chips.

Market Capitalization	$1167 million
Net Cash	$62 million
HQ	$13 million
Legacy SRAM	$62 million
Implied Gemini Value	$30 million
We’ve now known GSIT for several years and have gotten to know, and deeply trust, its management team, led by CEO and Chairman Lee-Lean Shu, CFO Doug Schirle and VP of Sales Didier Lasserre.  This is a highly competent, trustworthy team; not surprisingly, GSIT experiences very low turnover.  Insiders own 35% of the company’s shares.  Recently, I asked Doug and Didier, as fellow shareholders, if they would be supportive of a $400 million ($17/share) offer, similar to the one Nervana received from Intel; speaking only for themselves, each said, “no.”
We believe investors are paying next to nothing to access an exciting AI chip platform with Gemini-1 simply being the opening inning in an industry with real tailwinds.  To wit, Allied Market Research estimates that the global AI chip market will grow at a 45% CAGR over the next several years reaching $91 billion in 2025 compared to $6.6 billion in 2018.  The company’s balance sheet, and legacy, and retooled, SRAM business, provide real downside protection in our opinion.
We will continue to methodically and diligently search for out-of-favor, overlooked and misunderstood investments and stay true to being balance sheet focused, opportunistic, and thoughtful while gathering enough information to make well-informed investment decisions.
Thank you for your continued trust and confidence.

Best Regards,
Jim Roumell
Portfolio Manager
Roumell Opportunistic Value Fund

(RCRAM0321001)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments
(Unaudited)

As of February 28, 2021
			Shares	Cost	Value (Note 1)

COMMON STOCKS - 51.49%

Communication Services - 2.19%
*	comScore, Inc.		801,432	$1,681,814	$2,925,227
					2,925,227
Consumer Staples - 2.64%
*	RiceBran Technologies		3,661,188	2,428,817	3,516,571
					3,516,571
Energy - 5.86%
*	TETRA Technologies, Inc.		3,121,477	1,721,084	7,803,693
					7,803,693
Financials - 3.62%
*	IP Group PLC		2,100,000	3,401,900	3,360,000
*	NI Holdings, Inc.		82,101	1,395,570	1,463,861
					4,823,861
Health Care - 14.00%
*	BioCardia, Inc.		1,092,340	4,528,758	4,238,279
*	Enzo Biochem, Inc.		2,702,559	6,250,860	7,891,472
*	Streamline Health Solutions, Inc.		3,046,021	5,002,818	6,518,485
					18,648,236
Information Technology - 23.18%
*	A10 Networks, Inc.		150,200	1,364,138	1,402,868
*	Allot Ltd.		686,715	7,387,230	9,991,703
*	Amtech Systems, Inc.		150,584	770,783	1,444,101
*	GSI Technology, Inc.		1,401,124	9,208,247	10,284,250
*	Quantum Corp.		782,517	6,101,775	6,526,192
	Wayside Technology Group, Inc.		59,920	1,204,615	1,228,360
					30,877,474

	Total Common Stocks (Cost $52,448,409)				68,595,062

U.S. TREASURY SECURITY - 1.91%
		Par	Interest Rate	Maturity Date
†	United States Treasury Note	2500000	1.750%	3/31/2022	2,544,238

	Total U.S. Treasury Security (Cost $2,498,571)				2,544,238

					(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued
(Unaudited)

As of February 28, 2021
				Value (Note 1)

CORPORATE BOND - 2.53%
	Par	Interest Rate	Maturity Date
CSI Compressco Finance, Inc.	3,642,000	7.250%	8/15/2022	$3,377,955

Total Corporate Bond (Cost $2,722,777)				3,377,955

SHORT-TERM INVESTMENT - 47.87%
Federated Treasury Obligations Fund - Institutional			Shares
Class Shares, 0.06% §			63,775,564	63,775,564

Total Short-Term Investment (Cost $63,775,564)				63,775,564

Investments, at Value (Cost $121,445,321) - 103.80%				$138,292,819

Liabilities in Excess of Other Assets - (3.80)%				(5,062,149)

Net Assets - 100.00%				$133,230,670

*	Non-income producing investment	†	All or a portion of security is segregated as collateral for
§ Represents 7 day effective yield			options written. No options written held at 2/28/21.

Summary of Investments
by Sector		% of Net
		Assets	Value
Common Stocks:
Communication Services		2.19%	$2,925,227
Consumer Staples		2.64%	3,516,571
Energy		5.86%	7,803,693
Financials		3.62%	4,823,861
Health Care		14.00%	18,648,236
Information Technology		23.18%	30,877,474
U.S. Treasury Security		1.91%	2,544,238
Corporate Bond:
Oil & Gas		2.53%	3,377,955
Short-Term Investment		47.87%	63,775,564
	Liabilities in Excess of Other Assets	-3.80%	(5,062,149)
Total Net Assets		100.00%	$133,230,670

See Notes to Financial Statements

Roumell Opportunistic Value Fund

Statement of Assets and Liabilities
(Unaudited)

As of February 28, 2021

Assets:
Investments, at value (Cost $121,445,321)	$138,292,819
Cash	200
Deposits at Broker for Options	4,273
Receivables:
Investments sold	957,294
Fund shares sold	196,119
Dividends and interest	46,416
Prepaid expenses:
Registration and filing expenses	12,363
Fund accounting fees	2,823
Shareholder fulfillment fees	499
Administration fees	446
Transfer agent fees	126
Total assets	139,513,378
Liabilities:
Payables:
Investments purchased	6,132,210
Fund shares purchased	35,953
Accrued expenses:
Advisory fees	94,572
Professional fees	13,516
Custody fees	3,034
Trustee fees and meeting expenses	1,303
Insurance fees	752
Security pricing fees	691
Miscellaneous expenses	398
Compliance fees	279

Total liabilities	6,282,708

Net Assets	$133,230,670
Net Assets Consist of:
Paid in Beneficial Interest	$91,206,466
Distributable Earnings	42,024,204
Total Net Assets	$133,230,670
Institutional Class Shares of beneficial interest outstanding, no par value (a)	9,841,494
Net Assets	$133,230,670
Net Asset Value, Offering Price and Redemption Price Per Share (b)	$13.54
(a) Unlimited Authorized Shares
(b)	The Fund charges a 1% redemption fee on redemptions made within 60 days of initial purchase.
See Notes to Financial Statements

Roumell Opportunistic Value Fund

Statement of Operations
(Unaudited)

For the fiscal period ended February 28, 2021

Investment Income:
Dividends	$21,462
Interest	366,670

Total Investment Income	388,132

Expenses:
Advisory fees (Note 2)	461,664
Administration fees (Note 2)	51,325
Fund accounting fees (Note 2)	18,264
Professional fees	17,465
Registration and filing expenses	15,895
Custody fees (Note 2)	15,106
Transfer agent fees (Note 2)	10,375
Shareholder fulfillment fees	8,166
Compliance fees (Note 2)	6,265
Trustee fees and meeting expenses (Note 3)	4,444
Insurance fees	2,981
Security pricing fees	2,327
Miscellaneous expenses	2,148

Total Expenses	616,425

Advisory fees waived (Note 2)	(7,949)

Net Expenses	608,476

Net Investment Loss	$(220,344)

Realized and Unrealized Gain:

Net realized gain from investments	$31,691,134

Net change in unrealized appreciation on investments	16,342,450

Net Realized and Unrealized Gain	48,033,584

Net Increase in Net Assets Resulting from Operations	$47,813,240

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets
			February 28,	August 31,
For the fiscal year or period ended			2021 (a)	2020

Operations:
Net investment income (loss)			$(220,344)	$412,707
Net realized gain (loss) from investments and
options written			31,691,134	(5,547,552)
Net change in unrealized appreciation
on investments			16,342,450	9,738,222

Net Increase in Net Assets Resulting from Operations			47,813,240	4,603,377

Distributions to Shareholders:
Institutional Class Shares			(23,660)	(8,332,994)

Decrease in Net Assets Resulting from Distributions			(23,660)	(8,332,994)

Beneficial Interest Transactions:
Shares sold			9,495,846	14,035,774
Redemption fee			200	-
Reinvested dividends and distributions			17,784	6,577,282
Shares repurchased			(10,875,804)	(9,433,244)

Increase (Decrease) in Net Assets from Beneficial
Interest Transactions			(1,361,974)	11,179,812

Net Increase in Net Assets			46,427,606	7,450,195

Net Assets:
Beginning of Period			86,803,064	79,352,869
End of Period			$133,230,670	$86,803,064
	February 28,		August 31,
Share Information:	2021 (a)		2020
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	869,661	$9,495,846	1,698,116	$14,035,774
Redemption fee	-	200	-	-
Reinvested dividends
and distributions	1,645	17,784	721,082	6,577,282
Shares repurchased	(967,926)	(10,875,804)	(1,152,132)	(9,433,244)
Net Increase (Decrease) in Shares
of Beneficial Interest	(96,620)	$(1,361,974)	1,267,066	$11,179,812

(a) Unaudited.
See Notes to Financial Statements

Roumell Opportunistic Value Fund

Financial Highlights - Institutional Class Shares

For a share outstanding during each of	February 28,		August 31,
the fiscal years or period ended	2021	(f)	2020	2019		2018		2017

Net Asset Value,
Beginning of Period	$8.73		$9.15	$10.03		$9.07		$7.68

Income (Loss) from Investment
Operations:
Net investment income (loss) (b)	(0.02)		0.04	0.07		0.14		0.01
Net realized and unrealized
gain (loss) on investments	4.83		0.48	(0.43)		0.82		1.39
Total from Investment Operations	4.81		0.52	(0.36)		0.96		1.40

Less Distributions:
From net investment income	(0.00)		(0.19)	(0.17)		(0.00)	(a)	-
From realized gains	-		(0.75)	(0.35)		-		-
From return of capital	-		-	-		-		(0.01)
Total Distributions	(0.00)		(0.94)	(0.52)		(0.00)	(a)	(0.01)
Paid in Beneficial Interest:
From redemption fees	0.00	(a)	-	0.00	(a)	-		0.00	(a)
Total Paid in Beneficial Interest	0.00	(a)	-	0.00	(a)	-		0.00	(a)

Net Asset Value, End of Period	$13.54		$8.73	$9.15		$10.03		$9.07

Total Return	54.21%	(h)	5.35%	(3.12)%		10.63%		18.28%

Net Assets, End of Period
(in thousands)	$133,231		$86,803	$79,353		$75,917		$64,624

Ratios of:
Interest Expense to Average Net Assets	-		-	0.00%		0.00%	(e)	0.01%
Gross Expenses to Average Net Assets (c)	1.23%	(g)	1.28%	1.30%		1.29%		1.34%
Net Expenses to Average Net Assets (c)	1.21%	(g)	1.23%	1.23%		1.23%	(d)	1.24%	(d)
Net Investment Income (Loss) to Average
Net Assets	(0.43)%	(g)	0.51%	0.67%		1.52%		0.10%

Portfolio turnover rate	85.86%	(h)	162.86%	79.74%		62.59%		111.52%

(a)	Actual amount is less than $0.01 per share.
(b)	Calculated using the average shares method.
(c)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(d) Includes interest expense.
(e)	Actual amount is less than 0.01% of net assets.
(f) Unaudited.
(g) Annualized.
(h) Not annualized.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2021

1.       Organization and Significant Accounting Policies

The Roumell Opportunistic Value Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.
The investment objective of the Fund is to seek capital appreciation and income. Roumell Asset Management, LLC (“Roumell Asset Management” or the “Advisor”) seeks to achieve the Fund’s investment objective by using an opportunistic investment strategy.  The Fund's portfolio will primarily consist of (i) domestic and foreign equity securities (common stock, preferred stock, warrants, and securities convertible into common stocks); (ii) domestic and foreign fixed income securities consisting of government and corporate debt securities, "junk" bonds, municipal securities, and real estate investment trusts ("REITs"); and (iii) interest-bearing instruments consisting of treasury bills, other U.S. government obligations and bonds, collateralized repurchase contracts, money market instruments, and money market funds (collectively referred to as cash and cash equivalents).
The Fund currently has an unlimited number of authorized shares, the Institutional Class Shares.  Fund shares are subject to redemption fees of 1.00% if redeemed within 60 days of the issuance. The Date of Initial Public Investment of the Fund shares was December 31, 2010.
The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services – Investment Companies,” and Financial Accounting Standards Update (“ASU”) 2013-08.
Investment Valuation
The Fund’s investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity, and type. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the “Board”).  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2021

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:
Level 1: Quoted prices in active markets for identical securities
Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table summarizes the inputs as of February 28, 2021 for the Fund’s assets measured at fair value:

Investments in Securities	Total	Level 1		Level 2	Level 3 (a)
Assets
Common Stocks*	$68,595,062	$68,595,062		$-	$-
U.S. Treasury Security	2,544,238	-		2,544,238	-
Corporate Bond	3,377,955	-		3,377,955	-
Short-Term Investment	63,775,564	63,775,564		5,922,193	-
Total Assets	$138,292,819	$74,725,626	$		$-

*Please refer to Schedule of Investments for breakdown by Sector.
(a) The Fund did not hold any Level 3 securities during the fiscal period ended February 28, 2021.
Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.
The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.
Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.  These amounts can be found on the Statement of Operations, if applicable.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2021

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.
Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Board.
Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually. Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.
Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.
Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses but is paid to the Fund to defray the costs of liquidating an investor and discourage short-term trading of the Fund’s shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.
Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2021

2.       Transactions with Affiliates and Service Providers
Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 0.92% of the Fund’s average daily net assets.  For the fiscal period ended February 28, 2021, $461,664 in advisory fees were incurred by the Fund, of which $7,949 were waived by the Advisor.
The Advisor has entered into a contractual agreement (the “Expense Limitation Agreement”) with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund’s total operating expenses (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to not more than 1.23% of the average daily net assets of the Fund for the current fiscal year. The current term of the Expense Limitation Agreement remains in effect until January 31, 2022.
Administrator
The Fund pays a monthly fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee to procure and pay the Fund’s custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month.  As of February 28, 2021, the Administrator received $2,148 in miscellaneous expenses.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2021

A breakdown of the fees is provided in the following table:
Administration Fees*		Custody Fees*		Fund Accounting Fees (base fee)	Fund Accounting Fees (asset- based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
On the first $49 million	0.100%	First $200 million	0.020%	$2,250/month	0.01%	$150 per state
On the next $250 million	0.090%	Over $200 million	0.009%
On the next $100 million	0.080%
On the next $300 million	0.070%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
On the next $500 million	0.060%
On the next $750 million	0.050%
On the next $1 billion	0.040%
On the next $2 billion	0.030%
On all assets over $99 billion	0.035%

The Fund incurred $51,325 in administration fees, $15,106 in custody fees, and $18,264 in fund accounting fees for the fiscal period ended February 28, 2021.
Compliance Services
For the fiscal period ended February 28, 2021, The Nottingham Company, Inc. provided services as the Trust’s Chief Compliance Officer.  The Nottingham Company, Inc. is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services Agreement with the Fund.
Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent’s fee arrangements with the Fund.  The Fund paid the Transfer Agent $10,375 in transfer agent fees during the fiscal period ended February 28, 2021.
Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2021

3.       Trustees and Officers
The Trust is governed by the Board of Trustees, which is responsible for the management and supervision of the Fund.  The Trustees meet periodically throughout the year to review contractual agreements with companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” of the Trust or the Advisor within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustee”)  receives $2,000 per series per year, $200 per meeting attended, and $500 per series per special meeting related to contract renewal issues.  The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  The Trust reimbursed each Trustee and officer of the Trust for his or her travel and other expenses related to attendance of Board meetings.  Additional fees were incurred during the year as special meetings were necessary in addition to the regularly scheduled meetings of the Board of Trustees.
Certain officers of the Trust may also be officers of the Administrator.
4.   Purchases and Sales of Investment Securities
For the fiscal period ended February 28, 2021, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$123,231,296	$122,501,909

For the fiscal period ended February 28, 2021, there were no long-term purchases or sales of U.S. government securities.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2021

The following table shows the realized gains and losses that resulted from sales of securities during the fiscal period ended February 28, 2021:

Description	Cost ($)	Sales Proceeds ($)	Realized Gain (Loss)* (% of Cost)	Realized Gain (Loss)($)
A10 Networks, Inc.	$1,280,556	$1,868,683	45.93%	$588,127
Acacia Research Corp.	3,444,996	5,167,075	49.99%	1,722,078
Allot Ltd.	990,746	1,290,468	30.25%	299,722
Amtech Systems, Inc.	1,219,528	2,501,430	105.11%	1,281,901
Amyris, Inc.	3,953,178	5,938,427	50.22%	1,985,249
Barnes & Noble, Inc.	4,465,047	11,385,524	154.99%	6,920,477
Biocardia, Inc.	856,728	2,748,268	220.79%	1,891,539
Capitala Finance Co.	2,289,137	2,750,564	20.16%	461,427
comScore, Inc.	5,783,450	7,703,563	33.20%	1,920,113
Criteo SA	2,116,498	2,997,874	41.64%	881,376
Dundee Corp.	7,236,072	6,739,151	(6.87)%	(496,921)
Flotek Industries, Inc.	2,067,397	1,966,908	(4.86)%	(100,489)
Houston Wire & Cable Co.	1,232,892	526,740	(57.28)%	(706,151)
Leaf Group Ltd.	3,171,629	4,605,257	45.20%	1,433,628
Magnite, Inc.	3,642,246	5,476,859	50.37%	1,834,614
Marchex, Inc.	6,337,302	7,547,434	19.10%	1,210,132
Medley Capital Corp.	978,935	1,071,339	9.44%	92,404
Portman Ridge Finance Co.	667,542	746,357	11.81%	78,815
QEP Resources, Inc.	1,193,895	1,268,441	6.24%	74,546
Sandridge Energy, Inc.	1,093,405	316,523	(71.23)%	(776,882)
Seachange International, Inc.	452,335	806,567	78.31%	354,232
Sierra Wireless, Inc.	3,126,010	4,459,672	42.66%	1,333,662
Synalloy Corp.	161,176	219,628	36.27%	58,452
Tetra Technologies, Inc.	4,452,193	13,801,276	209.99%	9,349,083

Net Realized Gain				$31,691,134

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2021

5.       Federal Income Tax
Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.
Management has reviewed the Fund’s tax positions taken or to be taken on the federal income tax returns during the years ended August 31, 2018 through August 31, 2020, and for the fiscal period ended February 28, 2021, and determined that the Fund does not have a liability for uncertain tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal period, the Fund did not incur any interest or penalties.
Distributions during the fiscal year or period ended indicated below were characterized for tax purposes as follows:
Fiscal Year/Period Ended	Distributions from Ordinary Income	Distributions from Long- Term Capital Gains
February 28, 2021	$ 23,660	$ -
August 31, 2020	3,640,995	4,691,999

At February 28, 2021, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$ 121,445,321

Gross Unrealized Appreciation	17,179,877
Gross Unrealized Depreciation	(332,379)
Net Unrealized Appreciation	$ 16,847,498

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements
(Unaudited)

As of February 28, 2021

6.       Beneficial Ownership
The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of February 28, 2021, Charles Schwab held 36.36% of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab are also owned beneficially.
7.       Commitments and Contingencies
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.
8.       Subsequent Events
In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information
(Unaudited)

As of February 28, 2021

1.       Proxy Voting Policies and Voting Record

A copy of the Advisor’s Proxy Voting and Disclosure Policy is included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.       Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.       Tax Information

The following information is provided for the Fund’s fiscal period ended February 28, 2021.

During the fiscal period, the Fund paid $23,660 in income distributions but no long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.       Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information
(Unaudited)

As of February 28, 2021

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2020 through February 28, 2021.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information
(Unaudited)

As of February 28, 2021

Institutional Class Shares	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$1,542.10	$7.75
	$1,000.00	$1,018.70	$6.16
*Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio of 1.23%, multiplied by 181/365 (to reflect the one-half year period).

Roumell Opportunistic Value Fund

is a series of The Starboard Investment Trust

For Shareholder Service Inquiries:

Documented:
Nottingham Shareholder Services
116 South Franklin Street
Post Office Drawer 4365
Rocky Mount, North Carolina 27803

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
ncfunds.com

For Investment Advisor Inquiries:

Documented:
Roumell Opportunistic Value Fund
2 Wisconsin Circle, Suite 640
Chevy Chase, Maryland 20815

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
roumellfund.com

Roumell Asset Management, LLC

 ITEM 2.      CODE OF ETHICS.
Not applicable.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.       SCHEDULE OF INVESTMENTS.
A copy of Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.       DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR   CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.       PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.       PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.     SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.
None.

Item 11.       CONTROLS AND PROCEDURES.
(a)
The President and Principal Executive Officer and the Treasurer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934, as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.     DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.      EXHIBITS.

(a)(1)	Not applicable.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.
(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
By:	Katherine M. Honey President and Principal Executive Officer

Date:	May 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
By:	Katherine M. Honey President and Principal Executive Officer

Date:	May 6, 2021

/s/ Ashley H. Lanham
By:	Ashley H. Lanham Treasurer, Principal Financial Officer, Principal Accounting Officer

Date:	May 6, 2021